UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2014

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

In furtherance of the commitment letter previously announced by Baltic Trading Limited (the “Company”), the Company and its wholly-owned subsidiaries Baltic Hornet Limited and Baltic Wasp Limited have each entered into a loan agreement and related documentation for a credit facility in a principal amount up to $16,800,000 with ABN AMRO Capital USA LLC and its affiliates to partially finance the newbuilding vessels each such subsidiary is to acquire, namely the Baltic Hornet and the Baltic Wasp, respectively.  The loan documentation has been submitted to the China Export & Credit Insurance Corporation (“Sinosure”) for review, and borrowings are subject to Sinosure’s issuance of an insurance policy on the terms previously disclosed.  The terms of the loan agreement are incorporated by reference to the terms disclosed in the Company’s Current Report on Form 8-K filed on October 1, 2014.

Borrowings are to be secured by liens on the vessel acquired and related assets, and the Company is to guarantee the obligations of the relevant subsidiary under each facility.  The Company and the relevant subsidiary must comply with covenants under the facility comparable to those of the Company’s credit facility entered into with DVB Bank SE on December 3, 2013, except for a collateral maintenance covenant requiring that the minimum fair market value of the vessel acquired be 135% of the amount outstanding under the relevant facility.  The description of such covenants is otherwise incorporated by reference to the Company’s Current Report on Form 8-K filed on December 6, 2013.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this presentation are the following: whether Sinosure issues the insurance policy required under the loan agreements, whether and when the Company is able to take delivery of the Baltic Hornet and the Baltic Wasp, and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Company’s report on Form 10-K for the year ended December 31, 2013 and its subsequent reports on Form 10-Q and Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BALTIC TRADING LIMITED

DATE: October 10, 2014

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer